Exhibit 99.1

Aon Corporation

Consolidated Summary of Operations - Reclassified for Discontinued Operations

	2005
(millions except per share data)	1st Quarter	2nd Quarter	3rd Quarter	Nine Months
Revenue
Brokerage commissions and fees	$1,675	$1,664	$1,582	$4,921
Premiums and other	698	718	732	2,148
Investment income	91	74	73	238
Total revenue	2,464	2,456	2,387	7,307

Expenses
General expenses	1,659	1,711	1,695	5,065
Benefits to policyholders	393	381	402	1,176
Depreciation & amortization	67	62	80	209
Interest expense	34	31	29	94
Provision for New York and other state settlements	1	2	1	4
Total expenses	2,154	2,187	2,207	6,548

Income from continuing operations before provision for income tax	310	269	180	759
Provision for income tax	112	89	60	261
Income from continuing operations	198	180	120	498

Discontinued operations
Income from discontinued operations	3	20	3	26
Income tax provision	1	9	1	11
Income from discontinued operations, net of tax	2	11	2	15

Net income	$200	$191	$122	$513
Preferred stock dividends	(1)	—	(1)	(2)
Net income available for common stockholders	$199	$191	$121	$511

Basic net income per share:
Income from continuing operations	$0.61	$0.56	$0.36	$1.54
Discontinued operations	0.01	0.03	0.01	0.05
Net income	$0.62	$0.59	$0.37	$1.59

Dilutive net income per share:
Income from continuing operations	$0.58	$0.54	$0.35	$1.48
Discontinued operations	0.01	0.03	0.01	0.04
Net income	$0.59	$0.57	$0.36	$1.52

Dilutive average common and common equivalent shares outstanding	337.1	338.5	342.7	339.4

	2004
(millions except per share data)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Brokerage commissions and fees	$1,739	$1,691	$1,601	$1,791	$6,822
Premiums and other	692	716	693	687	2,788
Investment income	80	69	50	122	321
Total revenue	2,511	2,476	2,344	2,600	9,931

Expenses
General expenses	1,725	1,707	1,682	1,855	6,969
Benefits to policyholders	383	392	379	362	1,516
Depreciation & amortization	69	82	77	75	303
Interest expense	34	35	32	35	136
Provision for New York and other state settlements	—	—	—	180	180
Total expenses	2,211	2,216	2,170	2,507	9,104

Income from continuing operations before provision for income tax	300	260	174	93	827
Provision for income tax	107	93	62	20	282
Income from continuing operations	193	167	112	73	545

Discontinued operations
Income (loss) from discontinued operations	(28)	12	13	13	10
Income tax provision (benefit)	(5)	6	3	5	9
Income (loss) from discontinued operations, net of tax	(23)	6	10	8	1

Net income	$170	$173	$122	$81	$546
Preferred stock dividends	(1)	—	(1)	(1)	(3)
Net income available for common stockholders	$169	$173	$121	$80	$543

Basic net income per share:
Income from continuing operations	$0.60	$0.52	$0.35	$0.23	$1.70
Discontinued operations	(0.07)	0.02	0.03	0.02	—
Net income	$0.53	$0.54	$0.38	$0.25	$1.70

Dilutive net income per share:
Income from continuing operations	$0.58	$0.50	$0.33	$0.22	$1.63
Discontinued operations	(0.07)	0.02	0.03	0.02	—
Net income	$0.51	$0.52	$0.36	$0.24	$1.63

Dilutive average common and common equivalent shares outstanding	335.3	337.1	337.4	336.4	336.6

	2003
(millions except per share data)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Brokerage commissions and fees	$1,600	$1,618	$1,574	$1,753	$6,545
Premiums and other	632	635	673	669	2,609
Investment income	79	89	55	87	310
Total revenue	2,311	2,342	2,302	2,509	9,464

Expenses
General expenses	1,563	1,659	1,616	1,731	6,569
Benefits to policyholders	345	325	367	390	1,427
Depreciation & amortization	66	77	80	84	307
Interest expense	28	27	24	22	101
Unusual charges (credits) - World Trade Center	37	9	—	(60)	(14)
Total expenses	2,039	2,097	2,087	2,167	8,390

Income from continuing operations before provision for income tax and minority interest	272	245	215	342	1,074
Provision for income tax	101	90	79	126	396
Income from continuing operations before minority interest	171	155	136	216	678
Minority interest - 8.205% trust preferred capital securities	(9)	(9)	(9)	(9)	(36)
Income from continuing operations	162	146	127	207	642

Discontinued operations
Income (loss) from discontinued operations	(16)	—	(17)	14	(19)
Income tax provision (benefit)	(6)	—	(5)	6	(5)
Income (loss) from discontinued operations, net of tax	(10)	—	(12)	8	(14)

Net income	$152	$146	$115	$215	$628
Preferred stock dividends	(1)	—	(1)	(1)	(3)
Net income available for common stockholders	$151	$146	$114	$214	$625

Basic net income per share:
Income from continuing operations	$0.51	$0.46	$0.40	$0.64	$2.01
Discontinued operations	(0.03)	—	(0.04)	0.03	(0.04)
Net income	$0.48	$0.46	$0.36	$0.67	$1.97

Dilutive net income per share:
Income from continuing operations	$0.49	$0.45	$0.39	$0.63	$1.94
Discontinued operations	(0.03)	—	(0.04)	0.02	(0.04)
Net income	$0.46	$0.45	$0.35	$0.65	$1.90

Dilutive average common and common equivalent shares outstanding	329.2	332.2	332.6	333.3	331.8

	2002
(millions except per share data)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Brokerage commissions and fees	$1,372	$1,419	$1,463	$1,599	$5,853
Premiums and other	535	638	607	588	2,368
Investment income (loss)	108	(28)	86	83	249
Total revenue	2,015	2,029	2,156	2,270	8,470

Expenses
General expenses	1,342	1,539	1,525	1,553	5,959
Benefits to policyholders	314	391	350	320	1,375
Depreciation & amortization	57	66	59	72	254
Interest expense	29	30	32	33	124
Unusual credits - World Trade Center	—	—	(18)	(11)	(29)
Total expenses	1,742	2,026	1,948	1,967	7,683

Income from continuing operations before provision for income tax and minority interest	273	3	208	303	787
Provision for income tax	101	—	76	112	289
Income from continuing operations before minority interest	172	3	132	191	498
Minority interest - 8.205% trust preferred capital securities	(10)	(10)	(10)	(4)	(34)
Income (loss) from continuing operations	162	(7)	122	187	464

Discontinued operations
Income (loss) from discontinued operations	(2)	13	9	(14)	6
Income tax provision (benefit)	—	6	3	(5)	4
Income (loss) from discontinued operations, net of tax	(2)	7	6	(9)	2

Net income	$160	$—	$128	$178	$466
Preferred stock dividends	(1)	—	(1)	(1)	(3)
Net income available for common stockholders	$159	$—	$127	$177	$463

Basic net income per share:
Income (loss) from continuing operations	$0.59	$(0.03)	$0.44	$0.62	$1.64
Discontinued operations	(0.01)	0.03	0.02	(0.03)	0.01
Net income	$0.58	$—	$0.46	$0.59	$1.65

Dilutive net income per share:
Income (loss) from continuing operations	$0.58	$(0.03)	$0.44	$0.62	$1.63
Discontinued operations	(0.01)	0.03	0.02	(0.03)	0.01
Net income	$0.57	$—	$0.46	$0.59	$1.64

Dilutive average common and common equivalent shares outstanding	276.6	278.0	277.1	299.0	282.6

	2001
(millions except per share data)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Brokerage commissions and fees	$1,234	$1,286	$1,234	$1,439	$5,193
Premiums and other	508	492	510	517	2,027
Investment income	20	76	104	6	206
Total revenue	1,762	1,854	1,848	1,962	7,426

Expenses
General expenses	1,271	1,425	1,287	1,406	5,389
Benefits to policyholders	292	260	271	288	1,111
Depreciation & amortization	83	83	83	86	335
Interest expense	36	31	31	29	127
Unusual charges - World Trade Center	—	—	53	105	158
Total expenses	1,682	1,799	1,725	1,914	7,120

Income from continuing operations before provision for income tax and minority interest	80	55	123	48	306
Provision for income tax	32	21	47	20	120
Income from continuing operations before minority interest	48	34	76	28	186
Minority interest - 8.205% trust preferred capital securities	(10)	(10)	(10)	(10)	(40)
Income from continuing operations	38	24	66	18	146

Discontinued operations
Income (loss) from discontinued operations	(32)	9	10	16	3
Income tax provision (benefit)	(13)	4	4	7	2
Income (loss) from discontinued operations, net of tax	(19)	5	6	9	1

Net income	$19	$29	$72	$27	$147
Preferred stock dividends	(1)	—	(1)	(1)	(3)
Net income available for common stockholders	$18	$29	$71	$26	$144

Basic net income per share:
Income from continuing operations	$0.14	$0.09	$0.24	$0.07	$0.54
Discontinued operations	(0.07)	0.02	0.02	0.03	—
Net income	$0.07	$0.11	$0.26	$0.10	$0.54

Dilutive net income per share:
Income from continuing operations	$0.14	$0.09	$0.24	$0.07	$0.53
Discontinued operations	(0.07)	0.02	0.02	0.03	—
Net income	$0.07	$0.11	$0.26	$0.10	$0.53

Dilutive average common and common equivalent shares outstanding	267.9	270.2	275.4	276.9	272.4